Exhibit 10.19j

REQUIRED GROUP AGENT ACTION NO. 11

This REQUIRED GROUP AGENT ACTION NO. 11 (this “Action”), dated as of January 7, 2016 (the “Effective Date”), is entered into by and among Megalodon Solar, LLC, a Delaware limited liability company (“Borrower”), Bank of America, N.A., as the Administrative Agent (“Administrative Agent”), the Collateral Agent for the Secured Parties (“Collateral Agent”) and each of Bank of America, N.A. (“BA Agent”), Credit Suisse AG, New York Branch (“CS Agent”), Deutsche Bank AG, New York Branch (“DB Agent”), ING Capital LLC (“ING Agent”), KeyBank National Association (“KB Agent”) and National Bank of Arizona (“NBAZ Agent”, and collectively with BA Agent, CS Agent, DB Agent, ING Agent and KB Agent, the “Group Agents”), as Group Agents party to the Loan Agreement, dated as of May 4, 2015 (as amended, the “Loan Agreement”), by and among the Borrower, Administrative Agent, Collateral Agent, the Group Agents, the Lenders and the other parties from time to time party thereto. As used in this Action, capitalized terms which are not defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

The Borrower, the Required Group Agents, the Administrative Agent and the Collateral Agent desire to amend the Loan Agreement as set forth herein.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

Section 1.Amendments to the Loan Agreement.  Subject to the prior satisfaction of the conditions precedent described in Section 2 hereof, the Administrative Agent and the Required Group Agents agree to amend the Loan Agreement as follows:

a.

Section 1.1 of the Loan Agreement is hereby amended by adding the phrase “, each Tax Loss Policy Power of Attorney” immediately after the phrase “each control agreement” in the third and fourth lines of the definition of “Collateral Documents”.

b.	Section 1.1 of the Loan Agreement is hereby amended by adding the following new defined term in appropriate alphabetical order:

“Tax Loss Policy Power of Attorney” has the meaning set forth in Section 5.21(a).

c.	Article 5 of the Loan Agreement is hereby amended by inserting a new Section 5.21 immediately after Section 5.20 therein as set forth below:

“5.21Tax Loss Policies.

(a)On the date on which any Tax Loss Policy is issued, execute in favor of the Collateral Agent (for the benefit of the Secured Parties) a power of attorney (each, a “Tax Loss Policy Power of Attorney”), in form and substance

Required Group Agent Action No. 11

reasonably satisfactory to the Collateral Agent, in respect of all rights and obligations of each named insured under such Tax Loss Policy.

(b)Cause each Managing Member (A) to comply in all material respects with, and enforce the material provisions of, any Tax Loss Policy with respect to such Managing Member and (B) so long as such Managing Member is the managing member of the related Subject Fund, take all Relevant Member Action to cause such Subject Fund to comply in all material respects with, and enforce the material provisions of, any Tax Loss Policy with respect to such Subject Fund.”

d.	Section 11.11 of the Loan Agreement is hereby amended by inserting a new Section 11.11(c) immediately after Section 11.11(b) therein as set forth below:

“(c)The Limited Guarantor shall (i) by the deadline set forth in each Tax Loss Policy, cause the named insured under each Tax Loss Policy to exercise any right thereunder (x) to increase the aggregate amount of such policy (or, in the case of the excess Tax Loss Policy issued by Houston Casualty Company, reduce the amount of such policy) and (y) to reduce the retention limit, deductible or other similar amount in respect thereof, (ii) by the deadline set forth in each Tax Loss Policy, pay any additional premium, fee or other amount payable as a result of such action and (iii) within five (5) Business Days of any action described in clause (i), deliver to the Administrative Agent and each Group Agent evidence of such action.”

Section 2.Conditions Precedent. This Action shall be effective upon the receipt by (i) the Administrative Agent of counterparts of this Action, executed and delivered by each of the other parties hereto and (ii) the Collateral Agent of a Power of Attorney (each, a “Power of Attorney”), in form and substance reasonably acceptable to the Collateral Agent, from the Borrower, with respect to all rights of the Borrower, in its capacity as managing member of the named insured under each Tax Loss Policy in place as of the date hereof.

Section 3.Acknowledgment.  The Borrower, the Required Group Agents, the Administrative Agent and the Collateral Agent acknowledge and agree that any amounts received by any Borrower Subsidiary Party or any Subject Fund as a result of any refund, return or similar payments from an Investor in respect of payments by insurers under any related Tax Loss Policy shall not constitute Distributions of On-Going Revenues or otherwise constitue Collateral, and may be retained by such Borrower Subsidiary Party or Subject Fund for payment to such insurers in accordance with the requirements of the related Tax Loss Policy.

Section 4.Covenant.  No later than five (5) Business Days following the first issuance of a Tax Loss Policy, the Borrower shall deliver to the Collateral Agent a notarized copy of each Power of Attorney.  A breach of this Section 4 shall, immediately upon the occurrence thereof, constitute an Event of Default.

Section 5.Reference to and Effect on Financing Documents. Each of the Loan Agreement and the other Financing Documents is and shall remain unchanged and in full force and effect, and, except as expressly set forth herein, nothing contained in this Action shall, by

2Required Group Agent Action No. 11

implication or otherwise, limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent or any of the other Secured Parties, or shall alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in each of the Loan Agreement and any other Financing Document.  This Action shall also constitute a “Financing Document” for all purposes of the Loan Agreement and the other Financing Documents.

Section 6.Incorporation by Reference.  Sections 10.5 (Entire Agreement), 10.6 (Governing Law), 10.7 (Severability), 10.8 (Headings), 10.11 (Waiver of Jury Trial), 10.12 (Consent to Jurisdiction), 10.14 (Successors and Assigns) and 10.16 (Binding Effect; Counterparts) of the Loan Agreement are hereby incorporated by reference herein, mutatis mutandis.

Section 7.Construction. The rules of interpretation specified in Section 1.2 of the Loan Agreement also apply to this Action, mutatis mutandis.

[Signature Pages Follow]

3Required Group Agent Action No. 11

IN WITNESS WHEREOF, the parties hereto have caused this Action to be duly executed by their respective authorized officers as of the day and year first written above.

MEGALODON SOLAR, LLC,
as Borrower

By: /s/Brad W. Buss
Name:Brad W. Buss
Title:Treasurer

[Signature Page to Required Group Agent Action No. 11]

BANK OF AMERICA, N.A.,
as a Group Agent

By: /s/Claudia Correa Welch
Name:Claudia Correa Welch
Title:Director

CREDIT SUISSE AG, NEW YORK BRANCH,
as a Group Agent

By: /s/Erin McCutcheon
Name:Erin McCutcheon
Title:Vice President

By: /s/Patrick J. Hart
Name:Patrick J. Hart
Title:Vice President

DEUTSCHE BANK AG, NEW YORK BRANCH,
as a Group Agent

By: /s/Vinod Mukani
Name:Vinod Mukani
Title:Director

By: /s/Gareth John
Name:Gareth John
Title:Director

[Signature Page to Required Group Agent Action No. 11]

KEYBANK NATIONAL ASSOCIATION,
as a Group Agent

By: /s/Benjamin C. Cooper
Name:Benjamin C. Cooper
Title:Vice President

NATIONAL BANK OF ARIZONA,
as a Group Agent

By: /s/Craig Robb
Name:Craig Robb
Title:Executive Vice President

Acknowledged by: BANK OF AMERICA, N.A. as Administrative Agent and Collateral Agent By: /s/Judy D. Payne Name:Judy D. Payne Title:Vice President	Acknowledged by:	BANK OF AMERICA, N.A.	as Administrative Agent and Collateral Agent	By: /s/Judy D. Payne	Name:Judy D. Payne	Title:Vice President
Acknowledged by:
BANK OF AMERICA, N.A.
as Administrative Agent and Collateral Agent

By: /s/Judy D. Payne
Name:Judy D. Payne
Title:Vice President

[Signature Page to Required Group Agent Action No. 11]